--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):    February 17, 2006


                            CASTLE ENERGY CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


              0-10990                           76-0035225
      ------------------------     ------------------------------------
      (Commission File Number)     (I.R.S. Employer Identification No.)


           357 South Gulph Road, Suite 260, King of Prussia, PA 19406
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

                                 (610) 992-9900
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
--------------------------------------------------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT

         On February 17, 2006, Castle Energy Corporation (the "Company") entered into the first amendment to its agreement and plan of merger with Delta Petroleum Corporation ("Delta") ("Amendment"). Pursuant to the Amendment, the Company and Delta agreed to extend the outside date for completion of the merger from April 1, 2006 to May 1, 2006. Pursuant to the provisions of the underlying agreement and plan of merger between the Company and Delta, which the parties entered into on November 8, 2005, either the Company or Delta may terminate the merger if it is not completed by the outside date for completion of the merger without penalty so long as the terminating party did not cause the delay.

         Pursuant to the Amendment, the Company and Delta also agreed that Delta would be responsible for selling fractional shares rather than the exchange agent. Under the terms of the original agreement and plan of merger, the exchange agent was responsible for selling the fractional shares. Pursuant to the original agreement and plan of merger, Castle shareholders are to receive approximately 1.164 Delta shares for each share of Castle.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Additional Information and Where to Find It

         The Company has filed a preliminary proxy statement in connection with the proposed Merger with the Securities and Exchange Commission (the "SEC"). A definitive statement will be mailed to the stockholders of the Company. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE COMPANY. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's website at www.sec.gov.

ITEM 7.01 REGULATION FD DISCLOSURE

         On February 22, 2006, the Company issued a press release regarding the execution of the Amendment. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

         The information in this Item 7.01 of this current report and in the accompanying Exhibit 99.1 shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 of current report and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing with the Securities Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits:

         Exhibit 99.1        Press Release issued February 22, 2006

         Exhibit 10.153 First Amendment to Agreement and Plan of Merger, dated February 17, 2006 by and among Delta Petroleum Corporation, a Delaware corporation, DPCA LLC, a Delaware limited liability company, and Castle Energy Corporation, a Delaware corporation.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CASTLE ENERGY CORPORATION


Date:        February 22, 2006               By:    /s/ RICHARD E. STAEDTLER
     -------------------------------                ----------------------------
                                                        Richard E. Staedtler
                                                        Chief Executive Officer




                                       -3-